UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 3, 2019 (March 29, 2019)

HERITAGE GLOBAL INC.

(Exact name of registrant as specified in its charter)

Florida	0-17973	59-2291344
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12625 High Bluff Drive, Suite 305, San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 847-0656

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 29, 2019, Heritage Global Inc. (the “Company”) entered into the Change in Terms Agreement and the First Amendment to Business Loan Agreement (collectively, the “Amendments”), which amend the Company’s secured promissory note and business loan agreement, respectively, with First Choice Bank (the “Credit Facility”). The Amendments, among other things, (i) increase the principal amount of the revolving line of credit to $3.0 million, (ii) extend the maturity date of the Credit Facility to April 5, 2020, and (iii) raise the floor interest rate under the Credit Facility from 5.25% to 5.50%. Pursuant to the Amendments, the Company will pay interest on the Credit Facility in regular monthly payments beginning on May 5, 2019, rather than on November 5, 2018.

The Amendments retain certain customary financial covenants and negative covenants that, among other things, include restrictions on the Company’s ability to create, incur or assume indebtedness for borrowed money, including capital leases or to sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of the Company’s assets. Pursuant to the Amendments, the Company has also covenanted to reflect positive net income of no less than $250,000 on a quarterly basis, with the adding back of all non-cash expenses and the deducting of all non-cash income.

This summary is qualified in its entirety by reference to the full text of the Amendments, which are attached hereto as Exhibit 10.1 and 10.2, and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 of this Current Report on Form 8-K regarding the Credit Facility is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

No.	Description

10.1	Change in Terms Agreement by and between Heritage Global Inc. and First Choice Bank, effective as of March 29, 2019
10.2	First Amendment to Business Loan Agreement by and between Heritage Global Inc. and First Choice Bank, effective as of March 29, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2019	HERITAGE GLOBAL INC.
(Registrant)

	By:	/s/ Scott A. West
Scott A. West
Chief Financial Officer
(principal financial officer)